Exhibit 10.1

QUHUO LIMITED

American Depositary Shares

Each Representing 900 Class A Ordinary Shares

($0.0001 Par Value Per Class A Ordinary Share)

Sales Agreement

August 26, 2025

AC Sunshine Securities LLC

200 E. Robinson Street, Suite 295

Orlando, FL 32801

Ladies and Gentlemen:

The undersigned, Quhuo Limited, a Cayman Islands exempted company (the “Company”), hereby confirms its agreement (this “Agreement”) with AC Sunshine Securities LLC (hereinafter referred to as “you” (including its correlatives) or the “Agent”) as follows:

1.             Issuance and Sale of ADSs.

(a)            The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent up to $50,000,000 of American Depositary Shares (the “ADSs”), each representing nine hundred (900) Class A ordinary shares, $0.0001 par value per share, of the Company (“Ordinary Shares”), subject to the limitations set forth in Section 5(c) (“Placement ADSs”). The ADSs will be evidenced by American Depositary Receipts (“ADRs”) to be issued pursuant to that certain Deposit Agreement dated as of July 9, 2020 (as amended from time to time, the “Deposit Agreement”), by and among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and holders and beneficial owners from time to time of ADRs evidencing ADSs issued thereunder. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the aggregate gross sales price of Placement ADSs that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that the Agent shall have no obligation in connection with such compliance, provided that the Agent complies with parameters set forth by the Company in any Placement Notice (as defined below) issued to such Agent. The issuance and sale of Placement ADSs through the Agent will be effected pursuant to the Registration Statement (as defined below) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) on or about the date hereof and to be automatically declared effective by the Commission, although nothing in this Agreement shall be construed as requiring the Company to issue any Placement ADSs.

(b)            The Company has filed with the Commission a registration statement on Form F-3 (File No. 333-273087) (as amended, the “Registration Statement”) of which includes, among other things, a base prospectus, relating to certain securities, including the Placement ADSs, to be issued from time to time by the Company (the “Base Prospectus”), and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), and the Company has prepared and will file, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), a prospectus, included as part of the Registration Statement, specifically relating to the Placement ADSs to be issued from time to time pursuant to this Agreement (the “ATM Prospectus” and, together with the Base Prospectus, the “Prospectus”).

(c)            Any reference herein to the Registration Statement, the ATM Prospectus, the Base Prospectus, or any issuer free writing prospectus shall be deemed to refer to and include the documents, if any, that are or are deemed to be incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the ATM Prospectus, the Base Prospectus, or any issuer free writing prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the most-recent effective date of the Registration Statement, or the respective dates of the ATM Prospectus, Base Prospectus, or such issuer free writing prospectus, as the case may be, and incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, or any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval System or, if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2.             Placements. Each time that the Company wishes to issue and sell any Placement ADSs through the Agent hereunder (each, a “Placement”), it will notify the Agent by email notice (or other method mutually agreed to in writing by the parties hereto) (each such notice, a “Placement Notice”) containing the parameters in accordance with which it desires such Placement ADSs to be sold, which at a minimum shall include the maximum number or amount of Placement ADSs to be sold, the time period during which sales are requested to be made, any limitation on the number or amount of Placement ADSs that may be sold in any one Trading Day (as defined in Section 3) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters is attached hereto as Schedule 1. The Placement Notice must originate from one of the individuals authorized to act on behalf of the Company and set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such Schedule 2), and shall be addressed to each of the recipients from the Agent set forth on Schedule 2, as such Schedule 2 may be updated by the parties from time to time by sending a written notice containing a revised Schedule 2 to the other parties in the manner provided in Section 12 (including by e-mail correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply). The Placement Notice shall be effective upon receipt and acceptance by signed writing by the Agent unless and until (i) in accordance with the notice requirements set forth in Section 4, the Agent declines in writing to accept the terms contained therein for any reason, in its sole discretion, which declination must occur within two (2) Trading Days of the date the Agent receives and accepts by signed writing the Placement Notice, (ii) in accordance with the notice requirements set forth in Section 4, the Agent suspends sales under the Placement Notice for any reason in its sole discretion, (iii) the entire amount of the Placement ADSs has been sold pursuant to this Agreement, (iv) in accordance with the notice requirements set forth in Section 4, the Company suspends sales under or terminates the Placement Notice for any reason in its sole discretion, (v) the Company issues a subsequent Placement Notice and explicitly indicates that its parameters supersede those contained in the earlier dated Placement Notice, or (vi) this Agreement has been terminated pursuant to the provisions of Section 11. The amount of any discount, commission, or other compensation to be paid by the Company to the Agent in connection with the sale of the Placement ADSs effected through the Agent shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor the Agent will have any obligation whatsoever with respect to a Placement or any Placement ADSs unless and until the Company delivers a Placement Notice to the Agent and the Agent does not decline and accepts by signed writing such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control with respect to the matters covered thereby. For the avoidance of doubt, references in this Agreement to (1) the Company issuing and selling Placement ADSs to the Agent, and similar or analogous expressions, shall be understood to include references to the Company allotting and issuing the new Ordinary Shares underlying those Placement ADSs to the custodian of the Placement ADSs (the “Depositary Custodian”) for the Depositary, and procuring the issue of Placement ADSs representing such Ordinary Shares by the Depositary or its nominee to the Agent; and (2) the purchase of, or payment for, any Placement ADSs, and similar or analogous expressions, shall be understood to refer to the subscription for the Ordinary Shares underlying those Placement ADSs, as well as the deposit of the Ordinary Shares for Placement ADSs representing such Ordinary Shares, and the payment of the subscription moneys in respect of such Ordinary Shares.

3.             Sale of Placement ADSs by Agent. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, including Section 5(c), upon the Agent’s acceptance of the terms of a Placement Notice as provided in Section 2, and unless the sale of the Placement ADSs described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules, and regulations and the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to sell such Placement ADSs up to the number or amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Agent will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement ADSs hereunder setting forth the number or amount of Placement ADSs sold on such Trading Day, the volume-weighted average price of the Placement ADSs sold and the Net Proceeds (as defined below) payable to the Company. On the same date the Company received written confirmation from the Agent, the Company shall provide written notice to the Depositary (which may be by email) setting forth the number of Placement ADSs sold on such day and the related delivery instructions. Unless otherwise specified by the Company in a Placement Notice, the Agent may sell Placement ADSs by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including sales made directly on or through Nasdaq, on or through any other existing trading market for the Placement ADSs or to or through a market maker. If expressly authorized by the Company (including in a Placement Notice), the Agent may also sell Placement ADSs in negotiated transactions and block trades. The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling Placement ADSs, (ii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement ADSs for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of Nasdaq to sell such Placement ADSs as required under this Agreement and (iii) the Agent shall be under no obligation to purchase Placement ADSs on a principal basis pursuant to this Agreement unless the Company and the Agent enter into a separate written agreement setting forth the terms of such sale. For the purposes hereof, “Trading Day” means any day on which the ADSs are purchased and sold on Nasdaq.

4.             Suspension of Sales.

(a)            The Company or the Agent may, upon notice to the other party hereto in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement ADSs; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement ADSs sold hereunder prior to the receipt of such notice. While a suspension pursuant to this Section 4(a) is in effect, any obligation under Sections 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), and 7(t), with respect to the delivery of certificates, opinions, or comfort letters to the Agent, shall be waived; provided, that upon delivery of a Placement Notice following a Representation Date, the Company shall be subject to the obligations set forth in Sections 7(m), 7(n), 7(o), 7(p), 7(q), 7(r), 7(s), and 7(t), as applicable. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other party unless notice is sent by one of the individuals named on Schedule 2 hereto to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply).

(b)            Notwithstanding any other provision of this Agreement, during any period in which the Company is, or could be deemed to be, in possession of material non-public information, the Company and the Agent agree that (i) no sale of Placement ADSs will take place, (ii) the Company shall not request the sale of any Placement ADSs and shall suspend or cancel any effective Placement Notices instructing the Agent to make any sales and (iii) the Agent shall not be obligated to sell or offer to sell any Placement ADSs.

5.	Settlement and Delivery of the Placement ADSs.

(a)            Settlement of Placement ADSs. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement ADSs will occur on the first (1st) Trading Day following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement ADSs sold (the “Net Proceeds”) in U.S. Dollars and will be equal to the aggregate gross sales price received by the Agent at which such Placement ADSs were sold, after deduction of (i) the Agent’s commission, discount, or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Agent hereunder pursuant to Section 7(g) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(b)            Delivery of Placement ADSs. On or before each Settlement Date, the Company will, or will provide to the Depositary as signed instruction letter, dated each Settlement Date, in the form and substance reasonably satisfactory to the Depositary, instructing the Depositary to, issue the Placement ADSs being sold on such date and electronically transfer such Placement ADSs by crediting the Agent’s or its designee’s account at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be duly authorized, freely tradeable, transferable, registered ADSs in good deliverable form. On each Settlement Date, the Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on or prior to the Settlement Date. The Agent shall be responsible for providing DWAC instructions or other instructions for delivery by other means with regard to the transfer of the Placement ADSs being sold. In addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, the Company agrees that if the Company, defaults in its obligation to deliver duly authorized, freely tradeable, transferable, registered Placement ADSs in good deliverable form by 2:30 p.m., New York City time, on a Settlement Date (other than as a result of a failure by the Agent to provide instructions for delivery), the Company will (i) take all necessary action to cause the full amount of any Net Proceeds that were delivered to the Company’s account with respect to such settlement, together with any costs incurred by the Agent and/or its clearing firm in connection with recovering such Net Proceeds, to be immediately returned to the Agent or its clearing firm no later than 5:00 p.m., New York City time, on such Settlement Date, by wire transfer of immediately available funds to an account designated by the Agent or its clearing firm, (ii) indemnify and hold the Agent and its clearing firm harmless against any loss, claim, damage, or expense (including reasonable and documented legal fees and expenses), as incurred, arising out of, or in connection with such default by the Company or the Depositary, and (iii) pay to the Agent (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks the City of New York are authorized or required by law to remain closed.

(c)            Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement ADSs if, after giving effect to the sale of such Placement ADSs, the aggregate number or gross sales proceeds of Placement ADSs sold pursuant to this Agreement would exceed the lesser of: (i) the number or dollar amount of ADSs registered pursuant to, and available for offer and sale under, the Registration Statement pursuant to which the offering of Placement ADSs is being made, (ii) the number of authorized but unissued Ordinary Shares of the Company (less Ordinary Shares, including any Ordinary Shares underlying ADSs, issuable upon exercise, conversion, or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized share capital), (iii) the number or dollar amount of securities permitted to be offered and sold by the Company under Form F-3 (including General Instruction I.B.5. thereof, if such instruction is applicable), (iv) the number or dollar amount of ADSs that the Board of Directors of the Company (the “Board”) or a duly authorized committee thereof is authorized to issue and sell from time to time, and notified to the Agent in writing, or (v) the dollar amount of ADSs for which the Company has filed the ATM Prospectus. Under no circumstances shall the Company cause or request the offer or sale of any Placement ADSs pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Board or a duly authorized committee thereof, and notified to the Agent in writing. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that compliance with the limitations set forth in this Section 5(c) on the number or dollar amount of Placement ADSs that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that the Agent shall have no obligation in connection with such compliance, provided that the Agent complies with parameters set forth by the Company in any Placement Notice issued to such Agent.

6.              Representations and Warranties of the Company. Except as disclosed in the Registration Statement or Prospectus (including documents incorporated therein by reference), the Company represents and warrants to, and agrees with, the Agent that, as of the date of this Agreement, and as of (i) each Representation Date (as defined in Section 7(m)), (ii) each date on which a Placement Notice is given, (iii) the date and time of each sale of any Placement ADSs pursuant to this Agreement, and (iv) each Settlement Date (each such time or date referred to in clauses (i) through (iv), an “Applicable Time”):

(a)            The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form F-3 under the Securities Act. The Registration Statement is an automatic shelf registration statement under Rule 405 and was filed with the Commission and declared effective by the Commission under the Securities Act prior to the issuance of any Placement Notices by the Company. At the time the Registration Statement became effective, the Company met the then-applicable requirements for use of Form F-3 under the Securities Act. The Registration Statement meets, and the offering and sale of Placement ADSs as contemplated hereby comply with, the requirements of Rule 415(a)(1)(x) under the Securities Act. The Agent is named as the agent engaged by the Company in the section entitled “Plan of Distribution” in the ATM Prospectus. The Company has not received, and has no notice from the Commission of, any notice pursuant to Rule 401(g)(1) under the Securities Act objecting to the use of the shelf registration statement form. No stop order of the Commission preventing or suspending the use of the Base Prospectus and the ATM Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. At the time of the initial filing of the Registration Statement, the Company paid the required Commission filing fees relating to the securities covered by the Registration Statement, including the Placement ADSs that may be sold pursuant to this Agreement, in accordance with Rule 457(o) under the Securities Act. Copies of the Registration Statement, the Base Prospectus, the ATM Prospectus, any such amendments or supplements to any of the foregoing and all Incorporated Documents that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Agent and the counsel of the Agent. No shareholder approval by the Company is required for the transactions contemplated by this Agreement and the Company is a foreign private issuer relying on its home country practice for the purposes of the Nasdaq listing rules and has complied with all requirements therewith.

(b)             Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, at each deemed effective date with respect to the Agent pursuant to Rule 430B(f)(2) under the Securities Act and as of each Applicable Time, complied, complies, and will comply in all material respects with the requirements of the Securities Act and did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the representations and warranties set forth in this sentence do not apply to Agent’s Information (as defined in Section 25). The Prospectus and any amendment or supplement thereto, when so filed with the Commission under Rule 424(b) under the Securities Act, complied, complies, and as of each Applicable Time will comply in all material respects with the requirements of the Securities Act, and each of the Base Prospectus and the ATM Prospectus, or issuer free writing prospectus (or any amendments or supplements to any of the foregoing) furnished to the Agent for use in connection with the offering of the Placement ADSs was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Neither the Prospectus nor any amendment or supplement thereto, as of its date and as of each Applicable Time, included, includes, or will include an untrue statement of a material fact or omitted, omits, or will omit to state a material fact necessary in order to make the statements therein, except that the representations and warranties set forth in this sentence do not apply to Agent’s Information. Each Incorporated Document heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and were filed on a timely basis with the Commission, and any further Incorporated Documents so filed and incorporated after the date of this Agreement will be filed on a timely basis and, when so filed, will conform in all material respects with the requirements of the Exchange Act; no such Incorporated Document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein.

(c)            (i) At the time of filing the Registration Statement and (ii) at the time of the execution of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission

(d)            The Company is, and since listing on Nasdaq, has been, an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(e)            Each issuer free writing prospectus, if any, as of its issue date and as of each Applicable Time, did not, does not, and will not include any information that conflicted, conflicts, or will conflict with the information contained in the Registration Statement or the Prospectus, including any Incorporated Document deemed to be a part thereof that has not been superseded or modified. Each issuer free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433 or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act.

(f)            The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the Agent’s distribution of the Placement ADSs under this Agreement, will not distribute any offering material in connection with the offering and sale of the Placement ADSs other than the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus (as defined below).

(g)             The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(h)            The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The ADSs are registered pursuant to Section 12(b) of the Exchange Act and are listed on Nasdaq, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the ADSs under the Exchange Act or delisting the ADSs from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing. The Company is in compliance with the current listing standards of Nasdaq.

(i)            No person (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement ADSs hereunder, whether as a result of the effectiveness of the Registration Statement, the filing of the ATM Prospectus, or the sale of the Placement ADSs as contemplated hereby or otherwise. Except for the Agent and the Depositary, there is no broker, finder, or other party that is entitled to receive from the Company or any Subsidiary (as defined below) any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(j)             The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing (where such concept exists) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(k)            All of the direct and indirect significant subsidiaries (individually, a “Subsidiary”) of the Company are set forth on Exhibit 8.1 to the Company’s most recent Annual Report on Form 20-F filed with the Commission. Each Subsidiary has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company, or other entity, as applicable, in good standing (where such concept exists) under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each Subsidiary is duly qualified as a foreign corporation, partnership, or limited liability company, as applicable, to transact business and is in good standing (where such concept exists) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such defaults as would not be expected, individually or in the aggregate, to result in a Material Adverse Effect.  All of the issued and outstanding share capital or other equity or ownership interests of each Subsidiary have been duly authorized and validly issued, duly paid in accordance with its respective articles of association or by laws, partnership agreement or operating agreement, or similar organizational documents, as applicable, and are nonassessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or adverse claim. None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. The constitutive or organizational documents of each Subsidiary comply in all material respects with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect.

(l)             The authorized, issued, and outstanding share capital of the Company is as set forth in the Company’s annual report on Form 20-F for the most recent fiscal year (subject to the issuance of Placement ADSs under this Agreement, the issuance of Ordinary Shares or ADSs upon exercise of share options and warrants disclosed as outstanding as of the date hereof in the Registration Statement and the Prospectus and the grant of options under existing share option plans described in the Registration Statement and the Prospectus). The share capital of the Company (including the Ordinary Shares and the ADSs) conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus. All of the issued share capital of the Company has been duly authorized and validly issued, is fully paid and non-assessable, and has been issued in compliance with all federal and state securities laws. None of the issued and outstanding Ordinary Shares or ADSs were issued in violation of any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase securities of the Company. The form of certificates for the Ordinary Shares conform to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s memorandum and articles of association. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal, or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any Subsidiary other than those described in the Registration Statement and the Prospectus. The descriptions of the Company’s equity incentive plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement and the Prospectus in all material respects accurately and fairly present the information required to be shown with respect to such plans, arrangements, options, and rights.

(m)            The Ordinary Shares have been duly authorized and, when allotted and issued, will be validly issued, fully paid, and non-assessable and free of any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase the Ordinary Shares. The Ordinary Shares may be freely deposited by the Company with the Depositary Custodian or its nominee against issuance of ADRs evidencing the Placement ADSs, as contemplated by the Deposit Agreement. The Placement ADSs have been duly authorized for issuance and sale pursuant to this Agreement and, when allotted, issued, and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid, and nonassessable, and the issuance and sale of the Placement ADSs is not subject to any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase the Placement ADSs. When issued and delivered by the Company against payment therefor pursuant to this Agreement, the purchasers of the Placement ADSs issued and sold hereunder will acquire good, marketable, and valid title to such Placement ADSs, free and clear of all pledges, liens, security interests, charges, claims, or encumbrances.

(n)            This Agreement has been duly and validly authorized, executed, and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability, including rights of indemnification, may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity. This Agreement conforms in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

(o)            The Company is not and, after giving effect to the offering and sale of the Placement ADSs and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(p)             Neither the Company nor any Subsidiary is in violation of its articles of association or bylaws, partnership agreement, or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise, or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage, or other instrument or agreement evidencing, guaranteeing, securing, or relating to indebtedness) to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company’s execution, delivery, and performance of this Agreement, consummation of the transactions contemplated hereby, by the Deposit Agreement and by the Registration Statement and the Prospectus, and the issuance and sale of the Placement ADSs (including the use of proceeds from the sale of the Placement ADSs as described in the Registration Statement and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the articles of association or bylaws, partnership agreement or operating agreement, or similar organizational documents, as applicable, of the Company or any Subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, or require the consent of any other party to, any Existing Instrument, except for such Defaults or a Debt Repayment Triggering Event as would not expected, individually or in the aggregate, to result in a Material Adverse Effect, and (iii) will not result in any violation of any law, administrative regulation, or administrative or court decree applicable to the Company or any Subsidiary, except for such violations as would not be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement or the Prospectus, no consent, approval, authorization, or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby, by the Deposit Agreement and by the Registration Statement, the ADS Registration Statement and the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws or the Financial Industry Regulatory Authority, Inc. (“FINRA”). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any material note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(q)             Except as otherwise disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) there has been no Material Adverse Change; (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct, or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident, or other calamity, whether or not covered by insurance, or from any strike, labor dispute, or court or governmental action, order, or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the share capital or any material change in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of shares, or any repurchase or redemption by the Company or any Subsidiary of any class of shares. For the purposes of this Agreement, “Material Adverse Change” shall mean any material adverse change, or any development involving a prospective material adverse change, in (A) the condition, financial, or otherwise, or in the earnings, business, properties, operations, operating results, assets, or liabilities, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

(r)             There are no persons (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) with registration or other similar rights to have any equity or debt securities of the Company registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived in a writing previously furnished to the Agent.

(s)            The financial statements, filed with the Commission as a part of or otherwise incorporated by reference into the Registration Statement and the Prospectus, together with the related schedules and notes thereto, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in shareholders’ equity, and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles, as applied in the United States (“U.S. GAAP”), applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements (historical or pro forma) or supporting schedules are required to be included in or incorporated by reference into the Registration Statement or the Prospectus. The other financial data set forth in or incorporated by reference into each of the Registration Statement and the Prospectus fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement and the Prospectus. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Accounting Company Oversight Board (“PCAOB”) has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement and the Prospectus.

(t)             There is no action, suit, proceeding, inquiry, or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which could be expected, individually or in the aggregate, to result in a Material Adverse Effect. No material labor dispute with the employees of the Company or any Subsidiary, or with the employees of any principal supplier, manufacturer, customer, or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent.

(u)             The Company and its subsidiaries have good and marketable title to all of the personal property and other assets reflected as owned in the financial statements referred to in Section 6(s) above (or elsewhere in the Registration Statement and the Prospectus) that are material to the business of the Company and the Subsidiaries, in each case free and clear of any “Liens” (which for purpose of this Agreement, shall mean security interests, mortgages, liens, encumbrances, rights of first refusal, preemptive rights, and other restrictions) except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state, foreign or other taxes, for which appropriate reserves have been made therefor in accordance with U.S. GAAP and, the payment of which is neither delinquent nor subject to penalties. The real property, improvements, equipment, and personal property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment, or personal property by the Company or such subsidiary. The Company and its subsidiaries do not own any real property.

(v)             The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(w)            Guangdong Prouden CPAs GP (the “Auditor”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent annual report on Form 20-F, as amended, filed with the Commission and incorporated by reference in the Registration Statement and the Prospectus, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the PCAOB, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn. The Auditor has not been engaged by the Company to perform any “prohibited activities” or provided to the Company any “non-audit services” (as defined in Section 10A of the Exchange Act).

(x)            The Company and its Subsidiaries have filed all federal, state, and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings to the extent that failure to file or pay would not be expected to result in a Material Adverse Effect. The Company has made adequate charges, accruals, and reserves in the applicable financial statements referred to in Section 6(s) above in respect of all U.S. federal, state, and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any Subsidiary has not been finally determined, except to the extent that failure to do so would not be expected to result in a Material Adverse Effect. No stamp duty, stamp duty reserve, registration, transfer, or other similar taxes or duties (“Transfer Taxes”) are payable in the Cayman Islands, the People’s Republic of China (the “PRC”); for the avoidance of doubt, the PRC does not include the Hong Kong Special Administrative Region (“Hong Kong”), the Macau Special Administrative Region and Taiwan, or Hong Kong by or on behalf of the Agent in connection with (i) the creation and issuance of the Ordinary Shares by the Company in the manner contemplated by this Agreement and the Deposit Agreement; (ii) the delivery of the Ordinary Shares by the Company to the Depositary Custodian in the manner contemplated by the Deposit Agreement, (iii) the issuance of the Placement ADSs (or the ADRs evidencing the Placement ADSs) by the Depositary, and the delivery of the Placement ADSs (or the ADRs evidencing the Placement ADSs) to or for the account of the Agent, in each case in the manner contemplated by this Agreement and the Deposit Agreement; (iv) the initial sale and delivery by the Agent of the Placement ADSs (or the ADRs evidencing the Placement ADSs) to purchasers thereof in the manner contemplated by this Agreement; or (v) the execution and delivery of this Agreement or the Deposit Agreement, provided that Cayman Islands stamp duties may be payable if the original of this Agreement or the Deposit Agreement are executed in or brought into the Cayman Islands.

(y)            Each of the Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Company in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(z)            The Company and its Subsidiaries possess such valid and current certificates, authorizations, exemptions, clearances, approvals, registrations, or permits issued by state, federal, or foreign governmental or regulatory agencies or bodies necessary to the conduct of their respective businesses as currently conducted and as described in the Registration Statement and the Prospectus (“Permits”), except where the failure to so possess would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change. Neither the Company nor any Subsidiary is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit, and to the Company’s knowledge, no event has occurred, which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Permit, except in each case, where such limitation, suspension, modification, or revocation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(aa)          Except as described in the Registration Statement and the Prospectus, the Company and each Subsidiary make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto.

(bb)          The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal year; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc)          Neither the Company nor any Subsidiary has taken, directly or indirectly, without giving effect to activities by the Agent, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Placement ADSs or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Placement ADSs, whether to facilitate the sale or resale of the Placement ADSs or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(dd)          Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect: (i) neither the Company nor any Subsidiary is in violation of any federal, state, local, or foreign statute, law, rule, regulation, ordinance, code, policy, or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree, or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface, or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”), or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or) the Company and its subsidiaries have all permits, authorizations, and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (ii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory, or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation, or proceedings relating to any Environmental Law against the Company or any Subsidiary; and (iii) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit, or proceeding by any private party or governmental body or agency, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations, and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties, or compliance with Environmental Laws or any permit, license, or approval, any related constraints on operating activities and any potential liabilities to third parties). No facts or circumstances have come to the Company’s attention that could result in costs or liabilities that could be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(ee)          The Company, its Subsidiaries and their “ERISA Affiliates” (as defined below) have never sponsored, maintained, or contributed to (or had an obligation to contribute to) or have any liability, whether actual or contingent, under any “employee benefit plan” (as defined under ERISA) that is subject to the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”). . “ERISA Affiliate” means, with respect to the Company or any Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m), or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary thereof is a member.

(ff)          There is, and has been, no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(gg)          Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company, or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement or the Prospectus.

(hh)          Neither the Company nor any Subsidiary nor any director, officer, or employee of the Company or any Subsidiary, nor to the knowledge of the Company, any agent, affiliate, or other person acting on behalf of the Company or any Subsidiary has, in the past five years in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback, or other unlawful payment or benefit. The Company and its Subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. Neither the Company nor any Subsidiary will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(ii)            The operations of the Company and its Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder, and any related or similar applicable rules, regulations, or guidelines, issued, administered, or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj)            Neither the Company nor any Subsidiary, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate, or other person acting on behalf of the Company or any Subsidiary is, or is owned or controlled by one or more persons that are, currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any Subsidiary located, organized, or resident in a country or territory that is the subject or the target of comprehensive Sanctions (currently, the Crimea, so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria) (collectively, the “Sanctioned Countries”); and the Company will not directly or indirectly use the proceeds of the sale of the Placement ADSs, or lend, contribute, or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing or facilitating the activities of or business with any person, that at the time of such financing or facilitation, is the subject or the target of Sanctions in violation of Sanctions, or in or involving any Sanctions Country or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor, or otherwise) of applicable Sanctions. Since inception, the Company and its Subsidiaries have not engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions in violation of Sanctions or with any Sanctioned Country.

(kk)          The Company and the Subsidiaries own or have rights to use, all trademarks (both registered and unregistered), trademark applications, service marks, Internet domain name registrations, trade names, trade secrets, inventions, copyrights, copyright registrations, licenses, know-how and other intellectual property rights (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and similar rights necessary or required for use in connection with their respective businesses as described in the Registration Statement and the Prospectus and which the failure to do so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any of the Subsidiaries has received a written notice that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any of the Subsidiaries has received, since the date of the latest audited financial statements included within the Registration Statement and the Prospectus, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as could not have or reasonably been expected or that does not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except as would not, individually or in aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending, and to the Company’s knowledge, no threatened, judicial proceedings or interference proceedings challenging the Company’s or any of the Subsidiaries’ rights in, or to or the validity of the scope of any of the Company’s or its Subsidiaries’ patents, patent applications or proprietary information, except as would not, individually or in aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no other entity or individual has any right or claim in any of the Company’s or any of its Subsidiary’s patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or any Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or any Subsidiary. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ll)            The Company acknowledges and agrees that the Agent have informed the Company that the Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell ADSs for their own account while this Agreement is in effect; provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent the Agent may engage in sales of Placement ADSs purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by the Agent, except as may be otherwise agreed by the Company and the Agent.

(mm)         The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction.

(nn)          All of the information provided to the Agent or to counsel for the Agent by the Company, its counsel, its officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Placement ADSs is true, complete, and correct in all material respects.

(oo)           As of the close of trading on The Nasdaq Capital Market on July 22, 2025, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Rule 144 of the Securities Act, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate ADSs”), was approximately $152,258,688 (calculated by multiplying (x) the price at which the ADSs of the Company were last sold on The Nasdaq Capital Market on July 22, 2025 by (y) the number of Non-Affiliate ADSs outstanding on July 22, 2025). The Company is not a shell company (as defined in Rule 405) and has not been a shell company for at least twelve (12) calendar months previously.

(pp)          Neither the issuance, sale and delivery of the Placement ADSs nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U, or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(qq)          Each of the independent directors named in the Registration Statement and Prospectus satisfies the independence standards established by Nasdaq and, with respect to members of the Company’s audit committee, the enhanced independence standards contained in Rule 10A-3(b)(1) promulgated by the Commission under the Exchange Act.

(rr)            Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” (within the meaning of the Securities Act) with the offer and sale of the Placement ADSs hereunder.

(ss)          Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates, and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(tt)           There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Registration Statement or the Prospectus that have not been described as required. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

(uu)          The Company is not in or subject to a bankruptcy or insolvency proceeding in any jurisdiction.

(vv)          The Deposit Agreement has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution, and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or similar laws relating to or affecting creditors’ rights generally or by general equitable principles. Upon due issuance by the Depositary of the ADRs evidencing the Placement ADSs against the deposit of the Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. The issuance and sale of the Placement ADSs by the Company and the deposit of the Ordinary Shares with the Depositary and the issuance of the ADRs evidencing the Ordinary Shares as contemplated by this Agreement and the Deposit Agreement will neither (i) cause any holder of any Ordinary Shares or ADSs, securities convertible into or exchangeable or exercisable for Ordinary Shares or ADSs or options, warrants or other rights to purchase Ordinary Shares or ADSs or any other securities of the Company to have any right to acquire any preferred shares of the Company nor (ii) trigger any anti-dilution rights of any such holder with respect to such Shares, ADSs, securities, options, warrants or rights. The Deposit Agreement and the ADRs conform in all material respects to each description thereof in the Registration Statement and the Prospectus. Each holder of ADRs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as a representative of the holders of the ADRs in a direct suit, action or proceeding against the Company.

(ww)          All statistical, demographic, and market-related data included in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects. To the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xx)            The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases over which it has control (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, and, to the knowledge of the Company free and clear of all material bugs, errors, defects, trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical, and administrative controls, policies, procedures, and safeguards designed to maintain and protect their confidential information and the integrity, operation, redundancy, and security of all IT Systems and data used in connection with their businesses, including all personal and personally identifiable data (collectively, “Personal Data”). The Company and its Subsidiaries have implemented reasonable backup and disaster recovery technology. There have been no breaches, violations, outages, or unauthorized uses of or accesses to the IT Systems or Personal Data, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Neither the Company nor its Subsidiaries have been notified of, and each of them has no knowledge of, any event or condition that could result in, any breach, violation, outage, or unauthorized use of or access to same.

(yy)          The Company and its Subsidiaries are, and has been for the preceding three (3) years, in material compliance with all applicable state and federal laws or statutes and all judgments, orders, rules, and regulations of any court or arbitrator or governmental or regulatory authority, external policies, and contractual obligations relating to the privacy and security of IT Systems and Personal Data, including the collection, storage, transfer (including, without limitation, any transfer across national borders), processing, and/or use of Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation, or modification (collectively, the “Privacy Requirements”). To ensure compliance with the Privacy Requirements, the Company and its Subsidiaries have in place, materially complies with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, and handling of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times in the preceding three (3) years made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Requirements, or has knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Requirement; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Requirement. The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of any Privacy Requirements.

(zz)           Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under Cayman Islands law, the PRC law, New York law or United States law, from any legal action, suit, or proceeding, from the giving of any relief in any such legal action, suit, or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York state, or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 16 and Section 17 of this Agreement.

(aaa)         Any final and conclusive judgment for a fixed or readily calculable sum of money rendered by a New York state or federal court having jurisdiction under its own domestic laws and recognized by the Cayman Islands courts as having jurisdiction (according to Cayman Islands conflicts of laws principles and rules of Cayman Islands private international law at the time when proceedings were initiated) to give such final judgment in respect of any suit, action, or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company, without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by the courts of the Cayman Islands, provided that the judgment is given by a foreign court of competent jurisdiction, imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, is final and conclusive, is not in respect of taxes, a fine or a penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter and that it was not impeachable on the grounds of fraud and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

(bbb)        The issuance and sale of the Placement ADSs as contemplated hereby will not cause any holder of any ADSs or Ordinary Shares, securities convertible into or exchangeable or exercisable for ADSs or Ordinary Shares or options, warrants, or other rights to purchase ADSs or Ordinary Shares or any other securities of the Company to have any right to acquire any preferred shares of the Company.

(ccc)         Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement or Prospectus, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(ddd)        Except as otherwise disclosed in the Registration Statement and the Prospectus, no Subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other Subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or from transferring any property or assets to the Company or to any other Subsidiary.

(eee)        Except as disclosed in the Registration Statement and the Prospectus, under current laws and regulations of the Cayman Islands, the PRC, Hong Kong and any political subdivision thereof, all dividends and other distributions declared and payable on the Placement ADSs may be paid by the Company to the holder thereof in United States dollars that may be converted into foreign currency and may be freely transferred out of the Cayman Islands, the PRC and Hong Kong and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands, the PRC or Hong Kong will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands, the PRC or Hong Kong, or any political subdivision or taxing authority thereof or therein without the necessity of obtaining any governmental authorization in the Cayman Islands, the PRC, and Hong Kong or any political subdivision or taxing authority thereof or therein.

(fff)          The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State-owned Assets Supervision and Administration Commission of the State Council, the State Taxation Administration, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, as amended by the Ministry of Commerce of the People’s Republic of China (“PRC”) on June 22, 2009 (together with any official clarification, guidance, interpretation or implementation rules related thereto, the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles (“SPVs”), controlled directly or indirectly by PRC companies or individuals and formed for listing purposes through acquisitions of PRC domestic companies or assets in exchange for the shares of the SPVs, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Placement ADSs and the Ordinary Shares represented thereby, the listing and trading of the Placement ADSs on Nasdaq and the consummation of the transactions contemplated by this Agreement and the Deposit Agreement are not, and will not be as of the date hereof or any Settlement Date adversely affected by the M&A Rules. The Company has completed the filing with the CSRC of the Registration Statement pursuant to which this offering is being conducted, and therefore the Company is not required to obtain the approval of the CSRC or to make any filing or notification with the CSRC in relation to the execution of this Agreement, the giving of any Placement Notices, or the issuance of the Placement ADSs hereunder but will be required to report to the CSRC after the completion of subsequent securities offerings under the Registration Statement, and the Company undertakes to make such filing and comply with all applicable regulations in the PRC.

(ggg)        Each of the Company and its Subsidiaries that was incorporated outside of the PRC has complied with, and has taken all reasonable steps to comply with and to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(hhh)        Each of this Agreement and the Deposit Agreement is in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company; and to ensure the legality, validity, enforceability, or admissibility into evidence in Cayman Islands of this Agreement and the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder, except for nominal stamp duty if the documents are executed in or brought into the Cayman Islands.

(iii)           The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands, the PRC, and Hong Kong and will be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, the PRC, and Hong Kong, subject to the principles and conditions described under the section titled “Enforcement of Civil Liabilities” in the Registration Statement and the Prospectus. The Company has the power to submit, and pursuant to Section 17 has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as hereinafter defined).

(jjj)           No holder of any of the Ordinary Shares or the Placement ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company or its Subsidiaries by virtue only of its holding of any such Ordinary Shares or Placement ADSs; and, except as set forth in the Registration Statement and the Prospectus, there are no material limitations on the rights of holders of the Ordinary Shares or the Placement ADSs who are not PRC residents to hold, vote or transfer their securities.

(kkk)        The indemnification and contribution provisions set forth in Section 9 do not contravene Cayman Islands law or PRC law or public policy.

(lll)           Any Company-derived statistical and market-related data included in the Registration Statement and Prospectus have been derived from the records of the Company using systems and procedures which incorporate adequate safeguards to ensure that such data are complete, true, and accurate in all material respects and are not misleading; any third-party statistical and market-related data included in the Registration Statement and Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(mmm)      The Company and the Depositary have prepared and filed with the Commission a registration statement relating to the ADSs on Form F-6 (No. 333-286167) (the “Form F-6”) and a related prospectus for registration under the Securities Act of the ADSs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereinafter be required. The registration statement on Form F-6 for registration of the ADSs, as amended at the time it became effective (including by the filing of any post-effective amendments thereto), and the prospectus included therein, as then amended are hereinafter called the “ADS Registration Statement.” The Form F-6 was declared effective under the Securities Act on March 27, 2025, and (i) no stop order preventing or suspending the effectiveness of the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission, (ii) the ADS Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (iv) all of the Placement ADSs are registered pursuant to the ADS Registration Statement.

7.	Covenants of the Company. The Company covenants and agrees with the Agent that:

(a)            Registration Statement Amendments. After the date of this Agreement and during any period in which the Prospectus relating to any Placement ADSs is required to be delivered by the Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or a similar rule); (i) the Company will notify the Agent promptly of the time when any subsequent amendment to the Registration Statement, other than Incorporated Documents, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus, other than Incorporated Documents, has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will prepare and file with the Commission, promptly upon the Agent’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement ADSs by the Agent (provided, however, that the failure of the Agent to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agent shall have with respect to the failure by the Company to make such filing (but without limiting the Agent’s rights under Section 9) will be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than Incorporated Documents, relating to the Placement ADSs or a security convertible into or exchangeable or exercisable for the Placement ADSs unless a copy thereof has been submitted to the Agent within a reasonable period of time before the filing and the Agent has not reasonably objected thereto (provided, however, that the failure of the Agent to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agent shall have with respect to the Company’s making such filing notwithstanding the Agent’s objection (but without limiting the Agent’s rights under Section 9) will be to cease making sales under this Agreement) and the Company will furnish to the Agent at the time of filing thereof a copy of any Incorporated Document, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than Incorporated Documents, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act and, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b)            Notice of Commission Stop Orders. The Company will advise the Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement ADSs for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agent promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or for additional information related to the offering of the Placement ADSs or for additional information related to the Registration Statement or the Prospectus.

(c)            Delivery of Prospectus; Subsequent Changes. During any period in which the Prospectus relating to the Placement ADSs is required to be delivered by the Agent under the Securities Act with respect to the offer and sale of the Placement ADSs (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or a similar rule), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and will file on or before their respective due dates (taking into account any extensions available under the Exchange Act) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agent to suspend the offering of Placement ADSs during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay the filing of any amendment or supplement if there is no pending Placement Notice and, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, during which time the Agent shall be under no obligation to make any sales of Placement ADSs hereunder. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its reasonable best efforts to comply with the provisions thereof and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agent promptly of all such filings if not available on EDGAR.

(d)            Listing of Placement ADSs. During any period in which the Prospectus relating to the Placement ADSs is required to be delivered by the Agent under the Securities Act with respect to the offer and sale of the Placement ADSs (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or a similar rule), the Company will use its commercially reasonable efforts to cause the Placement ADSs to be listed on Nasdaq. The Company will timely file with Nasdaq all material documents and notices required by Nasdaq of companies that have or will issue securities that are traded on Nasdaq.

(e)            Delivery of Registration Statement and Prospectus. The Company shall furnish to the Agent and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all Incorporated Documents), and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which the Prospectus relating to the Placement ADSs is required to be delivered under the Securities Act (including all Incorporated Documents filed with the Commission during such period), in each case as soon as reasonably practicable and in such quantities as the Agent may from time to time reasonably request and, at the Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement ADSs may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Agent to the extent such document is available on EDGAR.

(f)            Earnings Statement. The Company will make generally available to its security holders and to the Agent an earnings statement that satisfies the provisions of Section 11(a) of and Rule 158 under the Securities Act; provided that the Company’s compliance with the reporting requirements of the Exchange Act shall be deemed to satisfy the requirements of this Section.

(g)            Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including expenses relating to (i) the preparation, printing, and filing of the Registration Statement and each amendment and supplement thereto, of the Prospectus and of each amendment and supplement thereto and of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance, or delivery of the Placement ADSs, (ii) the preparation, issuance, sale, and delivery of the Placement ADSs and any transfer or other similar taxes due or payable in connection therewith, (iii) the qualification of the Placement ADSs under securities laws in accordance with the provisions of Section 7(aa) of this Agreement, including filing fees, (iv) the printing and delivery to the Agent and their counsel of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement ADSs for trading on Nasdaq, (vi) the filing fees and expenses, if any, owed to the Commission or FINRA and the fees and expenses of the Depositary for the Placement ADSs, and (vii) the reasonable and documented fees and disbursements incurred by the Agent in connection with this offering including reasonable fees and disbursements of its outside legal counsel, in an amount not to exceed Ninety Thousand Dollars ($90,000).

(h)            Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i)            Notice of Other Sales. Without the prior written consent of the Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of any ADSs (other than the Placement ADSs offered pursuant to this Agreement), Ordinary Shares, or securities convertible into or exchangeable or exercisable for ADSs or Ordinary Shares, warrants, or any rights to purchase or acquire ADSs or Ordinary Shares during the period beginning on the date on which any Placement Notice is delivered to an Agent hereunder and ending on the second (2nd) Trading Day immediately following the final Settlement Date with respect to Placement ADSs sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement ADSs covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market offering” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of any ADSs (other than the Placement ADSs offered pursuant to this Agreement), Ordinary Shares or securities convertible into or exchangeable or exercisable for ADSs or Ordinary Shares, warrants or any rights to purchase or acquire ADSs or Ordinary Shares prior to the later of the termination of this Agreement and the final Settlement Date with respect to Placement ADSs sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s issuance or sale of (i) ADSs or Ordinary Shares, options to purchase ADSs or Ordinary Shares, other securities under the Company’s existing equity incentive plans, or ADSs or Ordinary Shares issuable upon the exercise of options or vesting of other securities, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not ADSs or Ordinary Shares subject to a waiver to exceed plan limits in its dividend reinvestment plan), inducement award under Nasdaq rules or other compensation plan of the Company whether now in effect or hereafter implemented, (ii) ADSs or Ordinary Shares issuable upon conversion of securities or the exercise of warrants, options, or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or otherwise in writing to the Agent, (iii) ADSs or Ordinary Shares or securities convertible into or exchangeable for ADSs or Ordinary Shares as consideration for mergers, acquisitions, joint ventures, collaborations, licensing arrangements, manufacturing, distribution, marketing, supply, sponsored research, technology transfer or development or third party service arrangements, other business combinations or strategic alliances occurring after the date of this Agreement which are not issued for capital raising purposes, (iv) modification of any outstanding options, warrants or any rights to purchase or acquire ADSs or Ordinary Shares that are disclosed in filings by the Company available on EDGAR or otherwise in writing to the Agent and (v) Ordinary Shares or ADSs withheld or sold to cover tax obligations in connection with the exercise of outstanding options or the vesting and settlement of restricted share units or other equity awards, which outstanding options, restricted share units or other equity awards are disclosed in filings by the Company available on EDGAR or otherwise in writing to the Agent.

(j)            Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement ADSs, advise the Agent promptly after it shall have received notice or obtained knowledge of any information or fact that would alter or affect in any material respect any opinion, certificate, letter, or other document provided or required to be provided to the Agent pursuant to this Agreement.

(k)            Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by the Agent, its affiliate agents, and counsel from time to time in connection with the transactions contemplated hereby, including providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agent may reasonably request.

(l)             Required Filings Relating to Placement of Placement ADSs. The Company agrees that on or prior to such dates as the Securities Act shall require, with respect to the Placement ADSs, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the number or amount of Placement ADSs sold through the Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such Placement ADSs, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market; provided, that, unless a prospectus supplement containing such information is required to be filed under the Securities Act, the requirement of this Section 7(l) may be satisfied by Company’s inclusion in the Company’s Form 20-F of the number or amount of Placement ADSs sold through the Agent, the Net Proceeds to the Company and the compensation payable by the Company to the Agent with respect to such Placement ADSs during the relevant period.

(m)            Representation Dates; Certificate. On or prior to the date on which the Company first delivers a Placement Notice pursuant to this agreement (the “First Placement Notice Date”) and each time the Company,

(i)            amends or supplements the Registration Statement or the Prospectus relating to the Placement ADSs (other than a prospectus supplement filed in accordance with Section 7(l)) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference into the Registration Statement or the Prospectus relating to the Placement ADSs;

(ii)           files an Annual Report on Form 20-F under the Exchange Act (including any Form 20-F/A containing amended financial information or a material amendment to the previously filed Form 20-F);

(iii)           furnishes its unaudited interim financial statements on Form 6-K under the Exchange Act; or

(iv)          files a Form 6-K containing amended financial information under the Exchange Act, (other than information that is furnished and not filed), if the Company or Agent reasonably determines that the information in such Form 6-K is material (each date of the First Placement Notice Date and the filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”);

the Company shall furnish the Agent (but in the case of clause (iv) above only if (1) a Placement Notice is pending or in effect and (2) the Agent requests such certificate within three (3) Business Days after the filing of such Form 6-K with the Commission) with a certificate, in the form attached hereto as Exhibit 7(m) (modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented), within two (2) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending or in effect, or if a suspension is in effect with respect to any Placement Notice, which waiver shall continue until the earlier to occur of (1) the date the Company delivers a Placement Notice hereunder (which shall be considered a Representation Date) and (2) the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement ADSs following a Representation Date on which the Company relied on the waiver referred to in the previous sentence and did not provide the Agent with a certificate under this Section 7(m), then before the Company delivers a Placement Notice or the Agent sells any Placement ADSs pursuant thereto, the Company shall provide the Agent with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of such Placement Notice. Within two (2) Trading Days of each Representation Date, the Company shall have furnished to the Agent such further information, certificates, and documents as the Agent may reasonably request.

(n)            [Reserved].

(o)            Company Legal Opinions. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no suspension or waiver is applicable, the Company shall cause to be furnished to the Agent the written legal opinion and negative assurance letter of Ellenoff Grossman & Schole LLP, U.S. counsel to the Company, or such other counsel reasonably satisfactory to the Agent (“US Counsel”), and the written legal opinion of Maples and Calder (Hong Kong) LLP, Cayman Islands counsel to the Company, or such other counsel reasonably satisfactory to the Agent (“Cayman Counsel”), each in form and substance reasonably satisfactory to the Agent and their counsel, dated the date that the opinion is required to be delivered, modified, as necessary, to relate to this Agreement, the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, US counsel and Cayman Counsel may furnish the Agent with a letter to the effect that the Agent may rely on a prior opinion delivered by such counsel under this Section 7(o) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(p)            PRC Legal Opinions. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no suspension or waiver is applicable, the Company shall cause to be furnished to the Agent the written opinion of Yuan Tai Law Offices, PRC counsel to the Company, or such other counsel reasonably satisfactory to the Agent (“PRC Counsel”), in form and substance reasonably satisfactory to the Agent and its counsel, dated the date that the opinion is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, PRC Counsel may furnish the Agent with a letter to the effect that the Agent may reference a prior opinion delivered by such counsel under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q)            Hong Kong Legal Opinions. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no suspension or waiver is applicable, the Company shall cause to be furnished to the Agent the written opinion of Watson Farley & Williams LLP, Hong Kong counsel to the Company, or such other counsel reasonably satisfactory to the Agent (“Hong Kong Counsel”), in form and substance reasonably satisfactory to the Agent and its counsel, dated the date that the opinion is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, Hong Kong Counsel may furnish the Agent with a letter to the effect that the Agent may rely on a prior opinion delivered by such counsel under this Section 7(q) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(r)             Depositary Legal Opinions. On or prior to the First Placement Notice Date, the Company shall cause to be furnished to the Agent the written opinion of White & Case LLP, counsel to the Depositary, or such other counsel reasonably satisfactory to the Agent (“Depositary Counsel”), in form and substance reasonably satisfactory to the Agent and its counsel.

(s)            [Reserved].

(t)             Comfort Letters. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no suspension or waiver is applicable, the Company shall cause its independent registered public accounting firm (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish the Agent letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(t); provided, that if requested by the Agent, the Company shall cause a Comfort Letter to be furnished to the Agent within ten (10) Trading Days of the occurrence of any material transaction or event that necessitates the filing of additional, pro forma, amended or revised financial statements (including any restatement of previously issued financial statements). Each Comfort Letter shall be in form and substance reasonably satisfactory to the Agent and each Comfort Letter from the Company’s independent registered public accounting firm shall (i) confirm that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) state, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letter” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) update the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(u)            On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable, the Company shall deliver to the Agent a certificate executed by the Chief Financial Officer of the Company (“CFO Certificate”) in the form attached hereto as Exhibit 7(u), dated as of such date, in form and substance reasonably satisfactory to the Agent.

(v)            Market Activities. The Company will not, directly or indirectly, and will cause its officers, directors, and Subsidiaries not to (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of ADSs or Ordinary Shares or (ii) sell, bid for, or purchase ADSs or Ordinary Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement ADSs other than the Agent; provided, however, that the Company may bid for and purchase ADSs or Ordinary Shares in accordance with Rule 10b-18 under the Exchange Act.

(w)            Insurance. The Company and its Subsidiaries shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for the business for which it is engaged.

(x)            Compliance with Laws. The Company and each Subsidiary shall maintain, or cause to be maintained, all material environmental certificates, authorizations or permits required by federal, state, and local law in order to conduct their businesses as described in the Prospectus (collectively, “Compliance Permits”), and the Company and each Subsidiary shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such Compliance Permits and with applicable Environmental Laws, except where the failure to maintain or be in compliance with such Compliance Permits could not be expected to result in a Material Adverse Effect.

(y)            Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any Subsidiary will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act of 1940.

(z)            Securities Act and Exchange Act. The Company will use its reasonable best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the sales of, or dealings in, the Placement ADSs as contemplated by the provisions hereof and the Prospectus.

(aa)          No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance by the Company and the Agent, neither the Agent nor the Company (including its agents and representatives, other than the Agent in their capacity as agents) will make, use, prepare, authorize, approve, or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement ADSs hereunder.

(bb)          [Reserved].

(cc)          Sarbanes-Oxley Act. The Company will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the Auditor and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s financial statements in accordance with the Auditor, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known to it by others within the Company, particularly during the period in which such periodic reports are being prepared.

(dd)          Renewal of Registration Statement. If, immediately prior to the third (3rd) anniversary of the initial effective date of the Registration Statement (the “Renewal Date”), any of the Placement ADSs remain unsold and this Agreement has not been terminated, the Company, in its sole discretion, may, prior to the Renewal Date, file a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to the Placement ADSs that may be offered and sold pursuant to this Agreement (which shall include a prospectus reflecting the number or amount of Placement ADSs that may be offered and sold pursuant to this Agreement), in a form reasonably satisfactory to the Agent and their counsel, and, if such registration statement is not an automatic shelf registration statement, will use its commercially reasonable efforts to cause such registration statement to be declared effective within one hundred eighty (180) days after the Renewal Date. The Company will take all other reasonable actions necessary or appropriate to permit the public offer and sale of the Placement ADSs to continue as contemplated in the expired registration statement and this Agreement. From and after the effective date thereof, references herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

(ee)          General Instruction I.B.5. of Form F-3. If, from and after the date of this Agreement, the Company is no longer eligible to use Form F-3 (including pursuant to General Instruction I.B.5.) at the time it files with the Commission an annual report on Form 20-F or any post-effective amendment to the Registration Statement, then it shall promptly notify the Agent and, within two (2) Business Days after the date of filing of such Annual Report on Form 20-F or amendment to the Registration Statement, the Company shall file a new prospectus supplement with the Commission reflecting the number of ADSs available to be offered and sold by the Company under this Agreement pursuant to General Instruction I.B.5. of Form F-3; provided, however, that the Company may delay the filing of any such prospectus supplement for up to thirty (30) days if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect or pending during such time. Until such time as the Company shall have corrected such misstatement or omission or effected such compliance, the Company shall not notify the Agent to resume the offering of Placement ADSs.

(ff)           Tax Indemnity. The Company shall indemnify and hold harmless the Agent against any documentary, stamp, or similar issue tax, including any interest and penalties, on the issue and sale of the Placement ADSs.

(gg)          Depositary. The Company has engaged and will maintain, at its sole expense, a depositary for the ADSs.

8.            Conditions to the Agent’s Obligations. The obligations of the Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Agent of a due diligence review reasonably satisfactory to the Agent in their reasonable judgment, and to the continuing satisfaction (or waiver by the Agent in its sole discretion) of the following additional conditions:

(a)            Registration Statement Effective. The Registration Statement shall be effective and shall be available for all offers and sales of Placement ADSs (i) that have been issued pursuant to all prior Placement Notices and (ii) that will be issued pursuant to any Placement Notice.

(b)            ATM Prospectus. The Company shall have filed with the Commission the ATM Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the date of this Agreement.

(c)            No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any Subsidiary of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company or any Subsidiary of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material Incorporated Document untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus, or Incorporated Documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)            No Misstatement or Material Omission. The Agent shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agent’s opinion is material, or omits to state a fact that in the Agent’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(e)            Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, or any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities), if any, by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), if any, the effect of which, in the judgment of the Agent (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement ADSs on the terms and in the manner contemplated in the Prospectus.

(f)             Company Counsel Legal Opinions. The Agent shall have received the opinions and negative assurance letters, as applicable, of US Counsel, Cayman Counsel, PRC Counsel, Hong Kong Counsel, and Depositary Counsel, required to be delivered pursuant to this Agreement, as applicable, on or before the date on which such delivery of such opinions and negative assurance letters are required pursuant to this Agreement, as applicable.

(g)            Comfort Letter. The Agent shall have received the Comfort Letter required to be delivered pursuant to Section 7(t) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(t).

(h)             Representation Certificate. The Agent shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(i)             Secretary’s Certificate. On or prior to the First Placement Notice Date, the Agent shall have received a certificate, signed on behalf of the Company by the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date and in form and substance reasonably satisfactory to the Agent and its counsel, certifying as to (i) the articles of association currently in effect, (iii) the resolutions of the Board or duly authorized committee thereof authorizing the execution, delivery, and performance of this Agreement and the issuance and sale of the Placement ADSs and the issuance of the Ordinary Shares represented by such ADSs, and (iv) the incumbency of the officers of the Company duly authorized to execute this Agreement and the other documents contemplated by this Agreement (including each of the officers set forth on Schedule 2).

(j)             CFO Certificate. The Agent shall have received the CFO Certificate required to be delivered pursuant to Section 7(u) on or before the date on which delivery of such CFO Certificate is required to pursuant to Section 7(u).

(k)            No Suspension. The ADSs shall be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on Nasdaq. Trading in the ADSs shall not have been suspended on, and the ADSs shall not have been delisted from, Nasdaq.

(l)             Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to the Agent such appropriate further information, opinions, certificates, letters, and other documents as the Agent may have reasonably requested. All such information, opinions, certificates, letters, and other documents shall have been in compliance with the provisions hereof. The Company shall have furnished the Agent with conformed copies of such opinions, certificates, letters, and other documents as the Agent may have reasonably requested.

(m)            Securities Act Filings Made. All filings with the Commission required by Rule 424(b) or Rule 433 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424(b) (without reliance on Rule 424(b)(8) of the Securities Act) or Rule 433, as applicable.

(n)            [Reserved].

(o)            FINRA. FINRA shall have raised no objection to the terms of the offering contemplated hereby and the amount of compensation allowable or payable to the Agent as described in the Prospectus.

(p)            No Termination Event. There shall not have occurred any event that would permit the Agent to terminate this Agreement pursuant to Section 11(a).

(q)            Deposit Agreement. The Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of Ordinary Shares underlying the Placement ADSs and the issuance of the Placement ADSs in accordance with the Deposit Agreement.

9.	Indemnification and Contribution.

(a)            Company Indemnification. The Company agrees to indemnify and hold harmless the Agent, its affiliates, and its respective partners, members, directors, officers, employees, and agents, and each person, if any, who (i) controls an Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with an Agent, in each case from and against any and all losses, claims, liabilities, expenses, and damages (including any and all investigative, legal, and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement (in accordance with this Section 9), any action, suit, investigation, or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party (including any governmental or self-regulatory authority, or otherwise, or any claim asserted or threatened), as and when incurred, to which such Agent, or any such other person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses, or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement to the Registration Statement or the Prospectus) or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Ordinary Shares or Placement ADSs under the securities laws thereof or filed with the Commission, or (y) the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein (solely with respect to the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense, or damage is caused, directly or indirectly, by an untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with the Agent’s Information. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)            Agent Indemnification. The Agent agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage, and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) or in any free writing prospectus in reliance upon and in conformity with the Agent’s Information.

(c)            Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses, and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable and documented out-of-pocket fees, disbursements, and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements, and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements, and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to such fees, disbursements, and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle, or compromise or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise, or consent (1) includes an unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such claim, action, or proceeding and (2) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party.

(d)            Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel for which it is entitled to be reimbursed under this Section 9, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)            Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Agent, the Company and the Agent will contribute to the total losses, claims, liabilities, expenses, and damages (including any investigative, legal, and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit, investigation, or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Agent, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand. The relative benefits received by the Company on the one hand and the Agent on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement ADSs (before deducting expenses) received by the Company bear to the total compensation received by the Agent from the sale of Placement ADSs on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the applicable Agent, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action, suit, investigation, or proceeding in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the applicable Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action, suit, investigation, or proceeding in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for the purpose of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, suit, investigation, proceeding, or claim to the extent consistent with this Section 9. Notwithstanding the foregoing provisions of this Section 9(e), no Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any affiliates of an Agent, any partners, members, directors, officers, employees, and agents of an Agent and each person that is controlled by or under common control with an Agent will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof or pursuant to Section 9(d) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof. For the avoidance of doubt, the Agent’s respective obligations to contribute pursuant to this Section 9(e) are several in proportion to the respective number of Placement ADSs they have sold hereunder, and not joint.

10.            Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of either Agent, any controlling persons, or the Company (or any of their respective officers, directors, employees, or controlling persons), (ii) delivery and acceptance of the Placement ADSs and payment therefor, or (iii) any termination of this Agreement.

11.            Termination.

(a)            The Agent shall have the right, by giving notice as hereinafter specified, at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect, has occurred that, or there has been a Material Adverse Change, in the judgment of the Agent, may materially impair the ability of the Agent to sell the Placement ADSs hereunder, (ii) the Company shall have failed, refused, or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Section 7(m), Section 7(n), Section 7(o), Section 7(p), Section 7(q), Section 7(r), Section 7(s) or Section 7(t), the Agent’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than fifteen (15) calendar days from the date such delivery was required, (iii) any other condition of the Agent’s obligations hereunder is not fulfilled, (iv) any suspension or limitation of trading in the Placement ADSs or in securities generally on Nasdaq shall have occurred, (v) a general banking moratorium shall have been declared by any of United States federal or New York authorities, or (vi) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions that, in the judgment of the Agent, may materially impair its ability to sell the Placement ADSs hereunder or to enforce contracts for the sale of securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination. If the Agent elects to terminate this Agreement as provided in this Section 11(a), the Agent shall provide the required notice as specified in Section 12.

(b)            The Company shall have the right, by giving ten (10) days’ prior notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c)            The Agent shall have the right, by giving ten (10) days’ prior notice as hereinafter specified, to terminate this Agreement, with respect to the Agent’s rights and obligations under this Agreement, in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d)            Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement ADSs through the Agent on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e)            This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 shall remain in full force and effect.

(f)            Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement ADSs, such Placement ADSs shall settle in accordance with the provisions of this Agreement. Upon termination of this Agreement, the Company shall not be required to pay to the Agent any discount or commission with respect to any Placement ADSs not otherwise sold by the Agent under this Agreement; provided, however, that the Company shall remain obligated to reimburse such Agent’s expenses pursuant to Section 7(g).

12.            Notices. Any notice, request, instruction, consent, or other communication to be given hereunder by any party hereto to the other parties shall be in writing and shall be deemed duly given when delivered personally or one (1) Business Day after being sent by overnight courier or three (3) Business Days after being sent by registered or certified mail, postage prepaid, or when sent by email transmission, to the addresses or e-mails as provided by the other parties or to such other Persons as may be designated in writing in accordance with this Section 12 by the party to receive such notice.

13.           Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Agent and their respective successors and the affiliates, controlling persons, officers, directors, and other persons referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of each such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto, the persons referred to in the preceding sentence and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

14.            Adjustments for Share Splits. The parties hereto acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend, or similar event effected with respect to the Ordinary Shares and any change in exchange ratio or similar event effected with respect to the ADSs.

15.           Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules (as amended pursuant to this Agreement) and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agent; provided, however, that Schedule 2 of this Agreement may be amended by either party from time to time by sending a notice containing a revised Schedule 2 to the other party in the manner provided in Section 12 and, upon such amendment, all references herein to Schedule 2 shall automatically be deemed to refer to such amended Schedule 2. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal, and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal, or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

16.            GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.            Consent to Jurisdiction; Waiver of Immunity; Service of Process.

(a)            Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan (the “Specified Courts”), for the adjudication of any dispute hereunder or in connection with any of the transactions contemplated hereby (“Related Proceedings”), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum, or that the venue of such suit, action, or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy (certified or registered mail, return receipt requested) to such party at the address in effect for notices under Section 12 and agrees that such service shall constitute good and sufficient notice of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b)            With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

(d)            The Company irrevocably appoints Puglisi & Associates 850 Library Avenue, Suite 204, Newark, DE 19711, as its authorized agent upon which process may be served in any Related Proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company, as the case may be, by the person serving the same to the address provided in this Section, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect.

18.            Construction.

(a)            The section and exhibit headings herein are for convenience only and shall not affect the construction hereof.

(b)            Words defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c)            The words “hereof,” “hereto,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d)            Wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation.”

(e)            References herein to any gender shall include each other gender.

(f)            References herein to any law, statute, ordinance, code, regulation, rule, or other requirement of any governmental authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule, or other requirement of any governmental authority as amended, reenacted, supplemented, or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.

19.            Permitted Free Writing Prospectuses. Each of the Company and the Agent represent, warrant, and agree that, unless it obtains the prior written consent of the other party hereto, which consent shall not be unreasonably withheld, conditioned, or delayed, it has not made and will not make any offer relating to the Placement ADSs that would constitute an issuer free writing prospectus, or that would otherwise constitute a free writing prospectus (as defined in Rule 405), required to be filed with the Commission. Any such free writing prospectus consented to by the Agent or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an issuer free writing prospectus, and that it has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

20.            Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)            the Agent has been retained to act as a sales agent in connection with the sale of the Placement ADSs, the Agent has acted at arms’ length and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors, or employees or any other party, on the one hand, and the Agent, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agent has advised or is advising the Company on other matters and the Agent has no duties or obligations to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth herein;

(b)            the Company is capable of evaluating, and understanding and understands and accepts, the terms, risks, and conditions of the transactions contemplated by this Agreement;

(c)            neither the Agent nor their respective affiliates have provided any legal, accounting, regulatory, or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory, and tax advisors to the extent it has deemed appropriate;

(d)            the Company has been advised and is aware that the Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent and its affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory, or agency relationship or otherwise; and

(e)            the Company waives, to the fullest extent permitted by law, any claims it may have against the Agent or its affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the transactions contemplated by this Agreement and agrees that the Agent and its affiliates shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders (or other equity holders), creditors, or employees of the Company.

21.            Recognition of the U.S. Special Resolution Regimes. In the event that the Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that the Agent is a Covered Entity and such Agent or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. For purposes of this Agreement, (i) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k), (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (A) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (B) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

22.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act, or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

23.            Use of Information. The Agent may not provide any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to any third party other than its legal counsel advising it on this Agreement and the transactions contemplated by this Agreement unless expressly approved by the Company in writing.

24.            Judgment Currency. The obligations of the Company pursuant to this Agreement in respect of any sum due to the Agent shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first (1st) Business Day following receipt by the Agent of any sum adjudged to be so due in such other currency, on which the Agent may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Agent in United States dollars hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Agent against such loss. If the United States dollars so purchased are greater than the sum originally due to the Agent hereunder, the Agent agrees to pay to the Company an amount equal to the excess of the United States dollars so purchased over the sum originally due to the Agent hereunder. All payments made by the Company under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments, or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the Cayman Islands or the PRC or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments, or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by the Agent and each person controlling the Agent, as the case may be, of the amounts that would otherwise have been receivable in respect thereof.

25.            Agent’s Information. As used in this Agreement, “Agent’s Information” means, with respect to the Agent, solely the following information in the Registration Statement and the Prospectus as is provided by the Agent being the name and address of the Agent. All references in this Agreement to the Registration Statement, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be. All references in this Agreement to “supplements” to the Prospectus shall include any supplements, “wrappers,” or similar materials prepared in connection with any offering, sale, or private placement of any Placement ADSs by the Agent outside of the United States.

[Signature page follows]

If the foregoing correctly sets forth the understanding between the Agent and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

QUHUO LIMITED

By:	/s/ Leslie Yu
Name:	Leslie Yu
Title:	Chief Executive Officer

Confirmed as of the date first written above.

AC SUNSHINE SECURITIES LLC

By:	/s/ Ying Cui
Name:	Dr. Ying Cui
Title:	President

[Signature page to the Sales Agreement]

Schedule 1

[Sales Parameters]

From:	Quhuo Limited

To:	AC Sunshine Securities LLC
Attention: [●]

Subject: Placement Notice

Date:      [●], 20[●]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement (the “Sales Agreement”) between Quhuo Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and AC Sunshine Securities LLC (the “Agent”), dated August 26, 2025, the Company hereby requests that the Agent sell up to [●] American Depositary Shares (the “ADSs”), with each ADS representing 900 Class A Ordinary Shares, par value $0.0001 per share (the “Placement ADSs”), at a minimum market price of $[●] per share, during the time period beginning [month, day, time] and ending [month, day, time] [and with no more than [●] Placement ADSs sold in any one Trading Day].

[Other sale parameters.]

Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Sales Agreement.

Yours truly

For and on behalf of

Quhuo Limited

Name:

Title:

Confirmed and accepted

For and on behalf of

AC Sunshine Securities LLC

Name:

Title:

Schedule 2

[Company Authorized Persons]

Name	Title	Email	Telephone
Leslie Yu	Chief Executive Officer	[*****]	[*****]
Zhen Ba	Chief Financial Officer	[*****]	[*****]

[Sales Agent Authorized Persons]

Name	Title	Email	Telephone
Dr. Ying Cui	President and CEO	[*****]	[*****]

Schedule 3

[Discount, commission, or other compensation to be paid by the Company to the Agent]

The Company shall pay to the Agent in cash, upon each sale of Placement ADSs through the Agent pursuant to this Agreement, an amount equal to three percent. (3.0%) of the aggregate gross proceeds from each sale of Placement ADSs.

Exhibit 7(m)

QUHUO LIMITED

OFFICERS’ CERTIFICATE

[*], 2025

Reference is hereby made to that certain Sales Agreement, dated as of August 26, 2025 (the “Agreement”), by and between Quhuo Limited, a Cayman Islands exempted company (the “Company”), and AC Sunshine Securities LLC (the “Agent”). This certificate is being delivered pursuant to Section 7(m) of the Agreement. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to such terms in the Agreement.

The undersigned hereby certify that they are the duly qualified and elected Chief Executive Officer, and the duly qualified and elected Chief Financial Officer of the Company. They have each carefully examined the Registration Statement and the Prospectus and any amendment or supplement thereto, each Permitted Free Writing Prospectus and the Agreement, and they each further certify that, as of the date hereof, to the knowledge of the undersigned:

1.	the representations and warranties of the Company in the Agreement, except for those that speak solely as of a specific date, which were true and correct in all material respects as of such date, are true and correct in all material respects on and as of this date with the same effect as if made on such date and the Company has complied in all material respects with all the agreements and covenants and satisfied all the conditions on its part required to be performed or satisfied at or prior to such date; no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act;

2.	no order having the effect of ceasing or suspending the distribution of the offered securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

3.	Subsequent to the respective dates as of which information is given in the Agreement, the Registration Statement and the Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the share capital or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on American Depositary Shares or Ordinary Shares of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect;

4.	the Company was not and will not be in possession of any material non-public information at the time of delivery of any Placement Notice and/or as long as such Placement Notice is effective; and

5.	the aggregate offering price of the Placement ADSs that may be issued and sold pursuant to the Agreement and the maximum number or amount of Placement ADSs that may be sold pursuant to the Agreement have been duly authorized by the Company’s board of directors or a duly authorized committee thereof, and no other approval by the directors or the shareholders of the Company is required in connection therewith.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Certificate as of the date first above written.

By:
Name:	Leslie Yu
Title:	Chief Executive Officer

By:
Name:	Zhen Ba
Title:	Chief Financial Officer

Exhibit 7(u)

QUHUO LIMITED

CHIEF FINANCIAL OFFICER CERTIFICATE

The undersigned, Zhen Ba, hereby certifies that he is the duly elected and qualified Chief Financial Officer, of Quhuo Limited, a Cayman Islands exempted company (the “Company”), and that as such is authorized to execute and deliver this certificate in the name and on behalf of the Company. Pursuant to Section 7(u) of the Sales Agreement, dated as of August 26, 2025 between the Company and AC Sunshine Securities LLC (the “Agreement”), the undersigned further certifies, solely in the capacity as an officer of the Company for and on behalf of the Company as set forth below.

1.	I am the Chief Financial Officer of the Company and have been duly appointed to such position as of the date hereof.

2.	I am providing this certificate in connection with the offering of the securities described in the Agreement.

3.	I am familiar with the accounting, operations, records systems and internal controls of the Company and have participated in the preparation of the Registration Statement and the Prospectus.

4.	I have reviewed the disclosures and the financial and operating information and data in the Registration Statement and the Prospectus dated [ ], 2025 relating to the Placement ADSs to be sold pursuant to the Agreement, and to the best of my knowledge such information is correct, complete and accurate in all material respects.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has signed this certificate as of the date first written above.

Quhuo Limited

By:
Name: Zhen Ba
Title: Chief Financial Officer

[Signature Page of CFO’s Certificate]